UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                        SCHEDULE 14C INFORMATION


                    Definitive Information Statement
    Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check the appropriate box:

|  | Preliminary information statement

|  | Confidential, for use of the
     Commission Only (as permitted by Rule 14c-5d(2)

|XX| Definitive information statement


                       PROVIDENCE CAPITAL IX, INC.
            (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X | No fee required.

|  | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

     Common

(2) Aggregate number of securities to which transaction applies:

     1,500,000

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     Not Applicable

(4) Proposed maximum aggregate value of transaction:

     Not Applicable

(5) Total fee paid:

|  | Fee paid previously with preliminary materials:
|  | Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

     Not Applicable

(2) Form Schedule or Registration Statement No.:

     Not Applicable

(3) Filing Party:

     Not Applicable

(4) Date Filed:

     Not Applicable


       MANAGEMENT HOPES THAT SHAREHOLDERS WILL ATTEND THE MEETING.
                  YOUR COOPERATION WILL BE APPRECIATED.

  SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY,
                OTHERWISE YOUR VOTE WILL NOT BE COUNTED.

                       PROVIDENCE CAPITAL IX, INC.

                              June 27, 2001


To the Shareholders of
PROVIDENCE CAPITAL IX, INC.:

Dear Fellow Shareholders:

Attached please find a notice of special meeting of the shareholders of PROVIDENCE CAPITAL IX, INC. (hereinafter referred to as "PROVIDENCE" and/or the "Company"), that will be held at the Company headquarters, 56
Pine Street, Providence, Rhode Island 02903, on July 17, 2001, at 10:00 a.m., Eastern Daylight Time ("EDT"). The purpose of this meeting is to consider, discuss, vote and act upon the following:

1. Effecting a 1-for-2 (1:2) reverse stock split in the outstanding shares of PROVIDENCE common stock, $.001 par value ("Common Stock") ;

2. Approving a Plan and Agreement of Merger (the "Merger") whereby CACHESTREAM CORPORATION (hereinafter referred to as "CacheStream") will merge into PROVIDENCE and PROVIDENCE will change its name to CacheStream Corporation; and

Page 2
Providence Shareholders
June 27, 2001
______________________


3. Electing a new Board of Directors effective on the Effective Date of the Merger.

Certain officers, directors and affiliates of PROVIDENCE who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will likely be approved at the special meeting of shareholders.

PROVIDENCE hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If a PROVIDENCE shareholder elects to exercise the shareholder's Dissenter's Rights in accordance with
Article 7-113-204, said shareholder of PROVIDENCE will be paid the fair value of such shareholder's shares of common stock as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of March 31, 2001;

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with
Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on
Schedule 14C (the "Information Statement") dated June 27, 2001.

Page 3
Providence Shareholders
June 27, 2001
______________________

The Company is also including herewith a copy of its Registration Statement on Form 10-SB, filed as an exhibit to the Information Statement. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at (401) 272-5800 or Adam S. Clavell, Esq., Nadeau & Simmons, P.C., 56 Pine Street, Providence, RI 02903 (401) 272-5800.

                              Warmest regards,


                              /s/ Mark T. Thatcher

                              MARK T. THATCHER, Secretary


DATED: June 27, 2001

                            DEFINITIVE COPY

                       PROVIDENCE CAPITAL IX, INC.
                             56 PINE STREET
                     PROVIDENCE, RHODE ISLAND 02903


--------------------------------------------------------------------------------


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------


                       PROVIDENCE CAPITAL IX, INC.
                        Dated as of June 27, 2001


To the Shareholders of Providence:

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being the Secretary of PROVIDENCE CAPITAL IX, INC., provides that:
________________________________________________________________________

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of PROVIDENCE CAPITAL IX, INC. (hereinafter referred to as "PROVIDENCE" and/or the "Company"), a Colorado corporation, will be held at the Company headquarters, 56 Pine Street, Providence, Rhode Island, on July 17, 2001, at 10:00 a.m., Eastern Daylight Time ("EDT").
________________________________________________________________________

The purposes of this Meeting are to consider, discuss, vote and act upon the following:

(i) Effecting a 1-for-2 (1:2) reverse stock split in the outstanding shares of PROVIDENCE common stock, no par value ("Common Stock") ("stock split");

(ii) Approving a Plan and Agreement of Merger (the "Merger") whereby CACHESTREAM CORPORATION (hereinafter referred to as "CACHESTREAM") will be merge into PROVIDENCE and PROVIDENCE will change its name to CACHESTREAM CORPORATION; and

iii) Electing a new Board of Directors effective on the Effective
     Date of the Merger.

Certain officers, directors and affiliates of PROVIDENCE who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will likely be approved at the special meeting of shareholders.

PROVIDENCE hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If any PROVIDENCE shareholder elects to exercise the shareholder's Dissenter's Rights in accordance with Article 7-113-204, said shareholder of PROVIDENCE will be paid the fair value of such shareholder's share of common stock as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

   (1)  the Company has had no operations for approximately two years;

   (2) the Company has negative book value and no assets as of March 31, 2001;

   (3) other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of the shareholder's Common Stock. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14 C (the "Information Statement") dated June 27, 2001.

In order to obtain the fair value payment for PROVIDENCE shares, a shareholder must mail or deliver the shareholder's intention no later than July 7, 2001, to the following address:

     The Board of Directors
     Providence Capital IX, Inc.
     56 Pine Street
     Providence, Rhode Island
     02903

The Board of Directors of the Company believe that the Merger will be in the best interest of the PROVIDENCE shareholders. However, shareholders are entitled to assert the above stated Dissenter's Rights (fair value of $0.20 per share) no later than July 6, 2001, as a result of this transaction as explained in Section 7-113-102 of the CBCA. We are not asking you for a proxy in conjunction with this Meeting, but you are urged to attend the Meeting to vote your shares in person.

Upon the approval of the proposals, PROVIDENCE will effectuate a 1 for 2 reverse stock split and PROVIDENCE and CACHESTREAM will file appropriate Articles of Merger in accordance with Colorado law to effect the Merger and to effect a name change of PROVIDENCE to CACHESTREAM CORPORATION. The Merger will become effective upon the completion of the filing. At the completion of the reverse stock split and proposed Merger, each PROVIDENCE shareholder will maintain one half their current shares of PROVIDENCE Common Stock. The Board of Directors of the Company believes that the proposals will be in the best interest of PROVIDENCE shareholders and recommends their adoption.

The Company is also including herewith a copy of its Registration
Statement on Form 10-SB, filed as an exhibit to the Information
Statement.

If there are any questions or further information is required with respect to the Proposals, please contact Adam S. Clavell, Esq. at 56 Pine Street, Providence, Rhode Island 02903 (401) 272-5800.


By order of the Board of Directors,


/s/ Mark T. Thatcher

MARK T. THATCHER, Secretary


DATED: June 27, 2001

    _________________________________________________________________


                     DEFINITIVE INFORMATION STATEMENT

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2001

    _________________________________________________________________


                       PROVIDENCE CAPITAL IX, INC.
                             56 PINE STREET
                     PROVIDENCE, RHODE ISLAND 02903


                              June 27, 2001


GENERAL INFORMATION

This Information Statement is furnished in connection with a Special Meeting of Shareholders called by the Board of Directors (the "Board') of Providence Capital IX, Inc. ("Providence"), to be held at 56 Pine Street, Providence, Rhode Island at 10:00 a.m. local time on July 17, 2001, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to Providence's shareholders on or about June 27, 2001.

All shares of Providence's common stock, no par value per share (the "Voting Shares"), represented in person will be eligible to be voted at the Meeting.


                    WE ARE NOT ASKING FOR A PROXY AND

                YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1. DATE, TIME AND PLACE INFORMATION


The enclosed information statement is provided by the Board of Providence for use at the Special Meeting of Shareholders to be held at the Company's headquarters at 56 Pine Street, Providence, Rhode Island at 10:00 a.m. on July 17, 2001, and at any adjournment or adjournments thereof.

Shareholders of record at the close of business on June 22, 2001 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had 1,500,000 outstanding shares of Common Stock entitled to one (1) vote per share .

The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the proposals.

The presence of the holders of a majority of the Voting Shares voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

BACKGROUND INFORMATION

A Plan and Agreement of Merger (the "Agreement") was executed on June 27, 2001 by and among Providence and CacheStream Corporation, ("CACHESTREAM"), who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. Providence is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Boulevard, Colorado Springs, Colorado 80906, with its principal executive office at 56 Pine Street, Providence, Rhode Island 02903, and with a phone number of (401) 272-5800; CACHESTREAM is a corporation duly organized and validly existing under the laws of the State of Colorado, with its registered office located in the city of Denver, State of Colorado, with its principal executive office at 3500 Parkway Lane, NW, Suite 280, Norcross, Georgia 30092 and with a phone number of (770) 325-6400.

The Board of Providence and the Board of Directors of CACHESTREAM deemed it desirable and in the best interests of their respective corporations, for CACHESTREAM to merge into Providence in exchange for up to 13,360,790 shares of the common stock of Providence and have proposed, declared advisable and approved such merger (the "Merger") pursuant to the Agreement. The Agreement has been duly approved by the Board of Providence and by the Board of Directors and shareholders of CACHESTREAM. The Agreement necessitates that a shareholders' meeting be called by Providence for the purposes of approving the Merger prior to closing.

PROPOSAL ONE-REVERSE STOCK SPLIT

The Board of Directors has unanimously approved, and recommends for shareholder approval, a 1-for-2 (1:2) reverse stock split in the outstanding shares of Providence common stock, no par value ("Common Stock") ("stock split"). The reverse stock split is required to effect the Company's merger with CACHESTREAM. The reverse stock split will be effective on the Effective Date of the Merger.


PROPOSAL TWO--APPROVAL OF PLAN AND AGREEMENT OF MERGER

The Board has unanimously approved, and recommends for shareholder approval, a Plan and Agreement of Merger (the "Merger"), whereby CACHESTREAM will merge into PROVIDENCE in exchange for up to 13,360,790 shares of the Common Stock of Providence and Providence will change its name to CACHESTREAM CORPORATION.


PROPOSAL THREE--ELECTION OF DIRECTORS

At the Meeting, the successors to the current Board will be elected for a term of office that is to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly approved by the directors and elected by the shareholders.

The following table sets forth the ages of and positions and offices   in
CACHESTREAM held by each nominee director of the Company. For information about ownership of CACHESTREAM'S securities by each nominee director, see "BENEFICIAL OWNERSHIP OF CACHESTREAM SECURITIES."


NAME                          AGE       POSITION
John J. Cusick                53        Chairman
41 University Drive,
Suite 400
Newton, Pennsylvania  18940

Richard E. Hyman              45        Director
152 Old Redding Road
Weston, Connecticut  06883

JEFFREY L. SMITH              46        DIRECTOR
3500 Parkway Lane, NW,
Suite 280
Norcross, GA  30092

------------------------------------------------------------------------------

     Please see personal biographies at Item. 7


ITEM 2. REVOCABILITY OF PROXY

Not Applicable


ITEM 3. DISSENTERS' RIGHT OF APPRAISAL

Providence hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the CBCA. If a Providence shareholder elects to exercise a shareholder's Dissenter's Rights in accordance with Article 7-113-204, said shareholder of Providence will be paid the fair value thereof as determined by the Board.

The Board has determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of March 31, 2001; and

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

The Board believes that the Merger will be in the best interest of Providence shareholders. However, shareholders are entitled to assert their Dissenter's Rights (fair market value of $0.20 per share) no later than July 7, 2001, as a result of this transaction as explained in
Section 7-113-102 of the CBCA.

In order to obtain the fair market value payment for Providence shares, a shareholder must mail or deliver their intention to the following address:

The Board of Directors
Providence Capital IX, Inc.
56 Pine Street
Providence, RI 02903

Pursuant to Article 113 of the CBCA, each shareholder has the right and is entitled to dissent from the completion of the Merger and receive payment of the fair value of the shareholder's Common Stock owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA, as summarized below, in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA and its summary are set forth below.

SUMMARY OF ARTICLE 113 OF THE CBCA

THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR DISSENTING
SHAREHOLDERS PRESCRIBED BY SECTIONS 7-113-101 THROUGH 7-113-302 OF THE CBCA AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF ARTICLE 113 OF THE CBCA AS SET FORTH BELOW

Section 7-113-102 of the CBCA provides that each record or beneficial shareholder of the Company is entitled to dissent from the Merger and demand payment of the fair value of the shares of Common Stock owned by such shareholder. In accordance with Section 7-113-202 of the CBCA, in order for a shareholder to exercise Dissenters' Rights, such shareholder must, prior to the taking of the vote of the shareholders on the Merger, deliver to the Company written notice of such shareholder's intent to demand payment for shares in the event the Merger is approved and shall not vote such shareholder's shares in favor of the Merger.

In accordance with Section 7-113-203 of the CBCA, within ten days after the Merger is effected, the Company must deliver a written dissenter's notice ("Dissenter's Notice") to all shareholders who satisfy the requirements of Section 7-113-202 of the CBCA, accompanied by a copy of
Article 113 of the CBCA. The Dissenter's Notice must state that the Merger was authorized and the effective date of the Merger, set forth the address at which the Company will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which the Company must receive the payment demand and stock certificates, which date shall not be less than 30 days after the date the Dissenter's Notice was delivered. Furthermore, the Dissenter's Notice may require that all beneficial shareholders, if any, certify as to the assertion of Dissenters' Rights.

Pursuant to Section 7-113-204 of the CBCA, a shareholder receiving the Dissenter's Notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the Dissenter's Notice. A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Article 113 of the CBCA.

Upon the later of the effective date of the Merger, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who complies with Section 7-113-204 the amount the Company estimates to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the CBCA. The payment must be accompanied by (i) the Company's balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of the Company's estimate of the fair value of the shares; (iii) an explanation by the Company of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 7-113-209 of the CBCA; and (v) a copy of
Article 113 of the CBCA.

In the event a dissenting shareholder is dissatisfied with the Company's payment or offer of payment, such dissenting shareholder, pursuant to
Section 7-113-209 of the CBCA, may notify the Company in writing within 30 days after the Company makes or offers to pay each dissenting shareholder, of such shareholder's own estimate of the fair value of such shares and the amount of interest due, and demand payment of such shareholder's estimate, less any payment already made by the Company under Section 7-113-206, or reject the Company's offer under Section 7-113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if:
(i) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (ii) the Company has failed to make payment within 60 days after the date set for demanding payment; or (iii) the Company does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA. In the event a demand for payment under Section 7-113-209 remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.

TITLE 7. COLORADO BUSINESS CORPORATION ACT

ARTICLE 113. DISSENTERS' RIGHTS
PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

C.R.S. 7-113-101 (1996)

7-113-101. DEFINITIONS

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a)  Consummation of a plan of merger to which the corporation is a party if:

     (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

     (ii) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c)  Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting.
Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b)  Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g)  Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b)  Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

   (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand or if no such address is stated on the payment demand, at the address shown in the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

   (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:
        a. The corporation's balance sheet as the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;
        b. A statement of the corporation's estimate of the fair value of the shares;
        c. An explanation of how the interest was calculated;
        d. A statement of the dissenter's right to demand payment under section 7-113-209; and
        e. A copy of this article.

7-113-207 FAILURE TO TAKE ACTION

   (i) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

   (ii) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of section 7-113-204 to 7-113-209 shall again be applicable.

7-113-208 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER
ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

   (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in sections 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

   (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by sections 7-113-206(2).

7-113-209 PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

   (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

        (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;
        (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or
        (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

   (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301 COURT ACTION

   (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

   (2) The corporation shall commence the proceeding described in subsection (1) of the section in the district court of the county in this state where the corporation's principle office is located or, if the corporation has no principle office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

   (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

   (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

   (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.


ITEM 4. PERSONS MAKING THE SOLICITATION

Not Applicable


ITEM 5. INTEREST OF CERTAIN PERSONS
        IN MATTERS TO BE ACTED UPON

Not Applicable


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to the shares beneficially owned by them.

For purposes of this table, information as to the shares of Common Stock is calculated based on 1,500,000 shares of Common Stock outstanding . For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days after the date of this information statement . For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named below, any shares which such person or persons has the right to acquire within 60 days after the date of this information statement are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

SHARES OF COMMON STOCK OWNED



Name and Address            Number of           Percent of
                            Shares Owned        Class Owned
                            Beneficially

Richard Nadeau, Jr.         250,000(1)          16.67%
56 Pine Street
Providence, RI 02903

James R. Simmons            250,000(1)          16.67%
56 Pine Street
Providence, RI 02903

Mark T. Thatcher            250,000(1)          16.67%
56 Pine Street
Providence, RI 02903

James H. Brennan, III       250,000             16.67%
735 Broad Street, Suite 800
Chattanooga, TN 37402

Doug Dyer                   250,000             16.67%
735 Broad Street, Suite 800
Chattanooga, TN 37402

Gerard Werner, Esq.         250,000             16.67%
C/O Nadeau & Simmons, P.C.
56 Pine Street
Providence, RI  02903

All directors and executive
officers as a group
(3 persons)                 750,000             50.00%


(1) The persons listed are the sole officers and directors of the Company.

Management has no plans to issue any additional securities to management, promoters or their affiliates or associates and will do so only if such issuance is in the best interests of shareholders of the Company and complies with all applicable federal and state securities rules and regulations.

BENEFICIAL OWNERSHIP OF CACHESTREAM SECURITIES

The following table sets forth certain information regarding beneficial ownership of CACHESTREAM common stock as of June 27, 2001 by (i) each person known by CACHESTREAM to own beneficially more than 5% of the outstanding common stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

SHARES OF COMMON STOCK BENEFICIALLY OWNED


Name and Address             Number of           Title of Class
                             Shares Owned        Owned and Percent
                             Beneficially        of Class(1)
John J. Cusick(10)           3,151,194(2)          40.05%

Richard Hyman(14)                    0                 0

Jeffrey L. Smith(11)           533,088(3)           6.78%

Khanh N. Mai(11)               149,068(4)           1.89%

Thomas R. Grimes(11)           347,501(5)           4.42%

Roland R. Noll, Jr.(11)        252,182(6)           3.21%

Clinton L. Wolf(11)            246,844(7)           3.14%

Scott M. Magnes(11)          2,742,810(8)           3.08%

Gary L. Cook(12)                     0                 0

Q6 Technologies, Inc.(10)    3,018,666             38.37%

Q6 Group LLC(10)             3,110,699(9)          39.54%

Asia Trans Pacific
Investment Corporation(13)   2,568,370             32.64%

Chew Lee Wee                   376,671              4.79%

Incoming Directors and
Incoming Executive Officers
as a group                   7,890,910
___________________________________________

*    Less than one percent.

(1) The percentages listed in this column are based upon 7,867,728 outstanding shares of CacheStream common stock, which will be the number of outstanding shares of common stock as of the Effective Date.

(2) Includes the 3,110,699 shares of common stock beneficially owned by Q6 Group., LLC which is controlled by Mr. Cusick. The 3,110,399 shares of common stock include the 3,018,666 shares of common stock owned by Q6 Technologies, Inc. which is controlled by Q6 Group, LLC and Mr. Cusick. Also includes 40,495 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(3) Includes 433,323 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(4) Includes 143,941 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(5) Includes 206,745 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(6) Includes 239,528 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(7) Includes 239,528 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(8) Includes 237,074 shares underlying options to purchase common stock that are exercisable within the next 60 days.

(9)  Includes 3,018,666 shares beneficially owned by Q6 Technologies,
Inc.

(10) The address of Mr. Cusick, Q6 Technologies, Inc., Q6 Group LLC is 41 University Drive, Suite 400, Newton, PA 18940.

(11) The address of these individuals is CacheStream Corporation, 3500 Parkway Lane NW, Suite 280, Norcross, Georgia 30092.

(12) The address of Mr. Cook is1888 Sherman Street, Suite 100, Denver, Colorado 80203.

(13) The address of the Asia Trans Pacific Investment Corporation is 6 Shenton Way, #20-09, DBS Building Tower Two, Singapore, 068809.

(14) The address of Richard Hyman is 152 Old Redding Road, Weston, CT
06883
-------------------------------------------------------

PRICE RANGE OF COMMON STOCK

Not Applicable

DIVIDENDS

The Company has never paid dividends with respect to its Common Stock and currently does not have any plans to pay cash dividends in the future. There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The CBCA provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.

ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

In 1999 and 2000, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PROVIDENCE

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:


Name                               Age          Positions Held and
                                                Tenure
---------------------------        ---------    ----------------------------
Richard Nadeau, Jr.                42           President and Director since
                                                November 24, 1999

James R. Simmons                   38           Vice President and Director
                                                since November 24, 1999

Mark T. Thatcher                   36           Secretary and Director since
                                                November 24, 1999

BIOGRAPHICAL INFORMATION

RICHARD NADEAU, JR.--

In 1982, Mr. Nadeau became associated with the Providence law firm of Wistow, Barylick & Bruzzi, where he was responsible for the majority of the firm's commercial litigation. He started the Providence law firm of Nadeau & Simmons, P.C., a Providence corporate, banking and real estate law firm, in 1985 and, since then, has engaged in a successful practice concentrating in corporate law, commercial lending and creditors' rights. He was also appointed Municipal Court Judge for the Towns of Burrillville and North Smithfield in 1999.

Mr. Nadeau graduated magna cum laude from the University of Hartford in 1985 and received his law degree from Georgetown University in 1988. After graduating from Georgetown, he was admitted to the District of Columbia bar and became associated with King & Newmyer. Although he no longer actively practices in Washington, he remains a member of the D.C. Bar.

JAMES R. SIMMONS--

Before joining Nadeau & Simmons, P.C. in 1991, Mr. Simmons practiced from 1988 to 1991 with Tillinghast Collins & Graham in its corporate, commercial and real estate departments. He serves on the Banks and Trusts Committee of the Rhode Island Bar Association and his practice is concentrated in the areas of corporate law, banking and commercial law, mortgage lending and real estate, bankruptcy, and creditors' rights.

Mr. Simmons is admitted to practice law in both Rhode Island and Massachusetts. He graduated magna cum laude from the University of Hartford in 1985 and received his law degree from George Washington University in 1988.

MARK T. THATCHER--

Mr. Thatcher has participated as a business and legal advisor for a number of public and privately held companies. He has been retained for federal and state securities compliance, venture capital analysis, public and private mergers and acquisition execution and corporate reorganization/restructuring planning. He has served as general counsel to both AMEX and NASDAQ issuers. Mr. Thatcher has guided six "start-up" companies from a position of limited revenue to an aggregate market capitalization of over $500,000,000.

In 1999, Mr. Thatcher joined the Providence law firm of Nadeau &
Simmons, P.C. in an "of-counsel" capacity. He is an honorary member of Alpha Kappa Delta and Sutton Award candidate.

Mr. Thatcher attended the University of Denver where he earned his law degree and masters in business administration. He is presently a member of the State Bar of Colorado; Court of Appeals, District of Columbia; Committee Member of the Securities Forum, Colorado, Washington, D.C. and the American Bar Association; and Member of the International Society of Business Law.

---------------------------------------------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during 1999 and 2000 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMMITTEES OF THE BOARD

The Company's Board has no committees.

BOARD AND COMMITTEE ATTENDANCE

In 1999 and 2000, the Board met informally on a number of occasions, voting on corporate actions by written consent. At the Meeting, the successors to the current Board will be elected for a term of office, such term to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly appointed or elected by the shareholders.

THE NOMINEE DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the CACHESTREAM'S securities by each nominee director, see "BENEFICIAL OWNERSHIP OF CACHESTREAM SECURITIES."


NAME                               AGE       POSITION WITH CACHESTREAM
John J. Cusick                     53        Chairman
41 University Parkway, Suite 400
Newton, Pennsylvania  18940

Richard E. Hyman                   45        Director
152 Old Redding Road
Weston, Connecticut  06883

Jeffrey L. Smith                   46        President and Chief Executive
3500 Parkway Lane, NW, Suite 280             Officer and Director
Norcross, GA  30092

-------------------------------------------------------
** Please see personal biographies below.

PERSONAL BIOGRAPHIES

JOHN J. CUSICK has been Chairman of CACHESTREAM since December 1999. Since March 1999, Mr. Cusick has been the Chairman and Chief Executive Officer of Q6 Technologies, Inc., a company that invests in other companies. From May 1997 to January 1998, Mr. Cusick was the President of Worldspace Incorporated, a satellite operating company. From June 1995 to May 1997, Mr. Cusick was the President of Innovia Intel Corp., a telecommunications company. Prior to that time Mr. Cusick held senior management positions with PrimeStar LLC, a satellite entertainment company, General Electric, Inc., a multinational conglomerate and GTE Inc., a satellite operating company. Mr. Cusick received an M.B.A. degree from Harvard University in 1979, an M.A. degree in Economics from the University of California at Los Angeles in 1971 and a B.S. degree in Economics from the United States Air Force Academy in 1970.

RICHARD E. HYMAN has been a director of CACHESTREAM since November 2000. Mr. Hyman has also been the Executive Vice President of Q6 Technologies, Inc. since May 2000 and a principal of Venture Development, LLC, a venture services company, since September 1999. From 1994 to September 1999, Mr. Hyman was a Vice President of GE Capital, Inc., a venture investment division of General Electric, Inc. Mr. Hyman received a B.S. in Economics from Furman University in 1977.

JEFFREY L. SMITH has been the President and Chief Executive Officer and a Director of CACHESTREAM since February 2000. From May 1999 to February 2000, Mr. Smith was a Vice President of Marketing for BellSouth Telecommunications, Inc., a regional Bell operating company. From 1995 to May 1999, Mr. Smith was the Vice President of Marketing for BellSouth Entertainment, Inc., the entertainment division of a regional Bell operating company. Prior to that time Mr. Smith held senior Marketing and Operating positions with PrimeStar, LLC, a satellite entertainment company, Time Warner Cable, Inc., a cable television company and Cox Cable, Inc., a cable television company. Mr. Smith received an M.B.A. degree in Marketing from Georgia State University in 1980 and a B.S. degree in Applied Psychology from the Georgia Institute of Technology in 1978.


NAMES OF INCOMING DIRECTORS
AND INCOMING EXECUTIVE OFFICERS         AGE             POSITION

Jeffrey L. Smith                        46              President,
                                                        Chief Executive
                                                        Officer and Director

John Cusick                             53              Director

Richard E. Hyman                        45              Director

Khanh N. Mai                            36              Vice President of
                                                        Engineering

Roland N. Noll, Jr.                     36              Chief Operating
                                                        Officer

Clinton L. Wolf                         44              Chief Marketing
                                                        Officer

Thomas R. Grimes                        45              Chief Technical
                                                        Officer

Scott M. Magnes                         37              Senior Vice
                                                        President of Business
                                                        Development

Gary L. Cook                            42              Secretary and
                                                        Treasurer

Messrs. Cusick, Hyman and Smith were selected by CACHESTREAM to be the incoming Directors of the Company pursuant to certain provisions of the Agreement. The Incoming Directors will serve a term of office which shall continue until the next annual meeting of shareholders and until their successors have been duly elected and qualified. The incoming executive officers of the Company who have similar positions with CACHESTREAM will serve at the pleasure of the Board of Directors.

            BUSINESS EXPERIENCE OF INCOMING EXECUTIVE OFFICERS

KHANH N. MAI has been the Vice President of Engineering of CACHESTREAM since March 2000. From August 1998 to March 2000, Mr. Mai was the Vice President of Operations for Video Networks, Inc., a content distribution company. From November 1997 to August 1998, Mr. Mai was the Director of Systems Development for Video Networks Inc., a content distribution company. From October 1994 to November 1997, Mr. Mai was principal engineer at Digital Video, a server original equipment manufacturing company. Mr. Mai received a B.S. degree in Computer Science and Engineering from the University of Chicago in 1987. Mr. Mai also received a Masters Degree in Electrical Engineering from the University of Chicago in 1989.

ROLAND N. NOLL, JR. has been the Chief Operating Officer of CACHESTREAM since March 2000. From June 1995 to March 2000, Mr. Noll was the President of R2 Technologies, a technology consulting company. Mr. Noll received a B.S. degree in Computer Science from the University of Maryland in 1987.

CLINTON L. WOLF has been the Chief Marketing Officer of CACHESTREAM since March 2000. From September 1998 to February 2000, Mr. Wolf was the Senior Vice President of Programming and Content Development for SourceMedia Inc., an interactive technology company. From August 1997 to September 1998, Mr. Wolf was the Vice President of Programming for SourceMedia Inc. From June 1996 to July 1997, Mr. Wolf was the Director of Content Development for SourceMedia Inc. From January 1996 to June 1996, Mr. Wolf was self-employed. Mr. Wolf received a B.S. degree in Biology from the College of William and Mary in 1978.

THOMAS R. GRIMES has been the Chief Technical Officer of CACHESTREAM since February 2000. From January 1997 to February 2000, Mr. Grimes was the President and Chief Executive Officer of DataCast Communications, Inc., a software licensing company. From January 1994 to January 1997, Mr. Grimes was Vice President of Engineering at DataCast Communications, Inc. Mr. Grimes received a B.S. in Science from Carlton University in 1981.

SCOTT M. MAGNES has been the Vice President of Business Development of CACHESTREAM since March 2000. From November 1999 to March 2000, Mr. Magnes was self-employed as a consultant. From March 1999 to November 1999, Mr. Magnes was the Vice President of Business Development of Rivio.com, Inc., a small business portal enabling company. From June 1998 to March 1999, Mr. Magnes was the Chief Executive Officer of Softtrends, LLC, a consulting company. From May 1988 to June 1998, Mr. Magnes was the Director of Sales for American Megatrends, Inc., a personal computer and server storage technology and personal computer middleware company. Mr. Magnes attended the Dekalb College of Georgia State University.



GARY L. COOK has been the Secretary of CACHESTREAM since December 1999.
Mr. Cook has been the Secretary and Treasurer of eVisionUSA.com, Inc., a holding company, since February 1998, and Chief Financial Officer of eVision USA.com, Inc. since September 1996. From 1994 to 1996, Mr. Cook was self-employed as the majority owner of a small business venture. From 1982 to 1994 Mr. Cook was a Senior Manager for KPMG LLP. Mr. Cook has also been a director of Global Med Technologies, Inc., a medical technology development company, since October 1999 and acting Principal Financial Officer and Treasurer since October 2000.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to a management agreement dated January 15, 2000, Q6 Technologies, Inc. agreed to provide certain management services to CACHESTREAM in exchange for $5,000 per month. This management agreement was amended on November 15, 2000. Pursuant to the amendment, Q6 Technologies, Inc. agreed to defer $32,500 of unpaid management fees and future management fees through December 31, 2000 in exchange for payment in full of all management fees accrued but not paid on December 31, 2000 and the issuance of a five year warrant to purchase 32,500 shares of CACHESTREAM'S common stock at an exercise price of $1.66667 per share. In addition, CACHESTREAM issued Q6 Technologies, Inc. an additional five year warrant to purchase 5,000 shares of CacheStream common stock at an exercise price of $1.66667 per share due to the fact that the December 2000 management fee was not paid by December 31, 2000. The warrants will become warrants to purchase 46,016 shares of the Company's Common Stock at $1.36 per share on the Effective Date.


The incoming Directors, incoming executive officers and greater than five percent shareholders of CACHESTREAM purchased their shares of CACHESTREAM common stock at an average price of $0.46 per share. Their options to purchase CacheStream common stock are exercisable at prices ranging from $1.00 per share to $1.6667 per share.

CACHESTREAM has entered into employment agreements with Messrs. J. Smith, Noll, Wolf, Magnes, Grimes and Mai. See "Compensation of Directors and Executive Officers."

ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

At inception of the Company, its Directors, Richard Nadeau, Jr., James R. Simmons and Mark T. Thatcher, each received one hundred thousand (100,000) shares of Common Stock valued at $0.0038 per share in consideration of pre-incorporation services rendered to the Company related to investigating and developing the Company's proposed business plan and capital structure, and completion of the incorporation and organization of the Company. No officer or director has received any other remuneration. The Company has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

INDEMNIFICATION AND LIMITATION OF LIABILITY

The Company's Articles of Incorporation include provisions which eliminate or limit the personal liability of the Company's directors except in situations when a director shall be liable for (i) a breach of Section 7-108-403 of the Colorado Business Corporation Act, including liability for improper dividends or distributions; (ii) a breach of loyalty; (iii) failure to act in good faith; (iv) intentional misconduct or knowing violation of the law; or (v) obtaining an improper personal benefit. In addition, the Articles of Incorporation allow for the indemnification of any director or officer to the fullest extent permitted by the Colorado Business Corporation Act as in effect at the time of the conduct of such person.

No employee of the Company receives any additional compensation for his services as a director. The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. The Board of Directors may recommend one or more such programs for adoption in the future.

The Company's current directors presently serve without compensation, but are entitled to reimbursement for reasonable and necessary expenses incurred on behalf of the Company.

The Company's current executive officers did not receive any compensation or other remuneration in his capacity as such during the year ended December 31, 2000 or to date in 2001. There were no stock options granted, exercised or held by any executive officer during the current fiscal year.

CACHESTREAM has entered into employment agreements with each of the following incoming executive officers: Messrs. Smith, Noll, Wolf, Magnes, Grimes and Mai. The agreements provide for a base compensation and incentive compensation based upon performance criteria and an amount established at the discretion of the Board of Directors of CACHESTREAM. The agreements have indefinite terms unless terminated by the employee on 45 days notice, by CACHESTREAM with cause or by CACHESTREAM without cause upon payment of 12 months in the case of Mr. Jeffrey Smith and 6 months in the case of Messrs. Noll, Wolf, Grimes, Mai and Magnes of the employee's salary and a pro rata portion of any annual incentive compensation determined by CACHESTREAM'S Board of Directors.

The following table sets forth (i) the Annual Salary, (ii) Potential Annual Incentive Compensation, (iii) Severance Period, and (iv) Maximum Severance Amount (which would be payable to each incoming executive officer if such incoming executive officer's employment was terminated without cause) for fiscal year 2001.

                   EMPLOYMENT AGREEMENTS FISCAL YEAR 2001

NAME                              ANNUAL   POTENTIAL    SEVERANCE MAXIMUM
                                  SALARY   INCENTIVE    PERIOD    SEVERANCE
                                           COMPENSATION           AMOUNT
Jeffrey L. Smith                  $180,000 $90,000      12 Months $270,000
Roland R. Noll                    $150,000 $40,000      6 Months   $95,000
Scott M. Magnes                   $150,000 $40,000      6 Months   $95,000
Clinton L. Wolf                   $150,000 $40,000      6 Months   $95,000
Thomas R. Grimes                  $100,000 $50,000      6 Months   $95,000
Khanh N. Mai                      $110,000 $40,000      6 Months   $75,000

The following table provides certain information pertaining to the compensation paid by CACHESTREAM for services rendered by its executive officers from December 22, 1999 (CACHESTREAM'S date of incorporation) through September 30, 2000 (the end of CACHESTREAM'S last fiscal year). Assuming the consummation of the Merger, the bonuses which have accrued but not yet been paid will be paid by the Company.



                  SUMMARY COMPENSATION TABLE FISCAL YEAR 2000

                                                             LONG TERM
                                        ANNUAL               COMPENSATION
                                     COMPENSATION            AWARDS
                            -----------------------------    -------------
NAME AND      FISCAL        SALARY($)  BONUS($)   OTHER($)                  ALL OTHER
PRINCIPAL     YEAR ENDED                                     SECURITIES     COMPENSATION($)
POSITION      SEPTEMBER 30,                                  UNDERLYING
                                                             OPTIONS(#)(2)
Jeffrey L.    2000          117,692    60,000(1)  -0-        710,811        -0-
Smith

Khanh N. Mai  2000           61,346    26,667(1)  -0-        182,373        -0-

Roland N.     2000           83,654    26,667(1)  -0-        322,333        -0-
Noll, Jr.

Clinton L.    2000           83,654    26,667(1)  -0-        332,333        -0-
Wolf

Thomas R.     2000           62,500    33,333(1)  -0-        316,341        -0-
Grimes

Scott M.      2000           83,654    26,667(1)  -0-        317,349        -0-
Magnes

(1) Bonuses accrued but not yet paid.
(2) The numbers have been adjusted to reflect the consummation of the Merger.

     Assuming the consummation of the Merger and the conversion of options to purchase the common stock of CACHESTREAM into options to purchase the common stock of the Company, the following table sets forth the individual grants of stock options made during the last completed fiscal year to each of CACHESTREAM'S named executive officers who will be the incoming Directors and incoming executive officers of the Company.

                        OPTION GRANTS IN FISCAL YEAR 2000

             NUMBER OF      PERCENT OF TOTAL
             SECURITIES     OPTIONS
             UNDERLYING     GRANTED TO           EXERCISE
NAME         OPTIONS        EMPLOYEES IN         PRICE            EXPIRATION
             GRANTED(#)     FISCAL YEAR          ($/SH)           DATE
-------------------------------------------------------------------------------
Jeffrey       73,626        31.80%               0.81             02/15/2005
L.           613,550(1)                          0.81             02/01/2010
Smith          4,248                             0.90             08/27/2010
               4,248                             0.90             09/10/2010
               4,248                             0.90             09/24,2010

Khanh        159,523         8.16%               0.81             03/06/2010
N. Mai        12,271                             0.81             03/06/2010
               2,595                             0.90             08/27/2010
               2,595                             0.90             09/10/2010
               2,595                             0.90             09/24/2010

Thomas       306,776        14.15%               0.81             02/01/2010
R.             2,359                             0.90             09/10/2010
Grimes         2,360                             0.90             09/24/2010

Roland       276,098        14.42%               0.81             03/06/2010
R.            30,678                             0.81             03/06/2010
Noll,          3,539                             0.90             08/27/2010
Jr.            3,540                             0.90             09/10/2010
               3,540                             0.90             09/24/2010

Clinton      276,098        14.42%               0.80             03/06/2010
L. Wolf       30,678                             0.81             03/06/2010
               3,539                             0.90             08/27/2010
               3,540                             0.90             09/10/2010
               3,540                             0.90             09/24/2010

Scott        271,189        14.20%               0.81             03/06/2010
M.            30,678                             0.81             03/06/2010
Magnes         3,539                             0.90             08/27/2010
               3,540                             0.90             09/10/2010
               3,540                             0.90             09/24/2010


The following table provides information with respect to each of C CACHESTREAM'S named executive officers who will be incoming executive officers of the Company concerning unexercised options to purchase the Company's Common Stock for fiscal year ended September 30, 2000 that will be held by such incoming executive officers as of the Effective Date.


                         FISCAL 2000 YEAR END OPTION VALUES

               NUMBER OF SECURITIES UNDERLYING UNEXERCISED      VALUE OF
                      OPTIONS AT FISCAL YEAR END                SECURITIES
                                                                UNDERLYING
 NAME            EXERCISABLE         UNEXERCISABLE              UNEXERCISED
                                                                OPTIONS AT
                                                                FISCAL YEAR END

                                                         EXERCISABLE  UNEXERCISABLE(1)
--------------------------------------------------------------------------------------
Jeffrey L. Smith 217,254             482,666             0            0
Thomas R. Grimes 106,972             204,523             0            0
Roland R. Noll   125,654             191,741             0            0
Clinton L. Wolf  125,654             191,741             0            0
Scott M. Magnes  124,154             188,332             0            0
Khanh M. Mai      68,793             110,786             0            0


(1) Calculated by multiplying the difference between the exercise prices and the closing bid price of $0.00 of the Company's Common Stock on September 30, 2000, per share by the applicable shares. Does not give consideration to commissions or other market conditions.

     No options were exercised during CACHESTREAM'S fiscal year ended September 30, 2000.

ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

Not Applicable


ITEM 10.  COMPENSATION PLANS

Not applicable.


ITEM  11. AUTHORIZATION  OR  ISSUANCE  OF  SECURITIES  OTHERWISE  THAN  FOR
EXCHANGE

Not Applicable


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

Not applicable.


ITEM 13. FINANCIAL AND OTHER INFORMATION

The Company and CACHESTREAM hereby provide the information as required by paragraph (a) of this Item as follows:

CACHESTREAM CORPORATION AND SUBSIDIARIES
(A Development Stage Company)

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
of CacheStream Corporation and Subsidiaries:

We have audited the accompanying consolidated balance sheet of CacheStream Corporation and Subsidiaries (the Company) (a development stage company) as of September 30, 2000, and the related consolidated statements of operations, stockholders' equity, and cash flows for the period from December 22, 1999 (date of inception) to September 30, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2000, and the results of its operations and its cash flows for the period from December 22, 1999 (date of inception) to September 30, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company is a development stage enterprise engaged in developing internet broadcasting software, integrated hardware and content delivery and management solutions. As discussed in Note 1 to the consolidated financial statements, the Company's operating losses since inception and the fact that the Company has not yet completed product development or verified the market acceptance and demand for its products, raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.


January 17, 2001

                   CACHESTREAM CORPORATION AND SUBSIDIARIES
                      (A Development Stage Company)
                       CONSOLIDATED BALANCE SHEET
                           September 30, 2000

ASSETS

CURRENT ASSETS:
  Cash and cash equivalents                     $  245,733
  Accounts receivable                              140,122
  Prepaid expenses and other current assets         60,064
                                                ----------
        Total current assets                       445,919

PROPERTY AND EQUIPMENT, Net                        137,512

INTELLECTUAL PROPERTY, Net of
   accumulated amortization of $80,574             282,008
                                                ----------
TOTAL                                           $  865,439
                                                ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                              $  182,862
  Accrued liabilities                              106,087
  Other current liabilities                         28,576
                                                ----------

       Total current liabilities                   317,525

COMMITMENTS (Note 6)

MINORITY INTEREST                                    8,978
                                                ----------

STOCKHOLDERS' EQUITY:
  Common stock, $.01 par value, 20,000,000
   shares authorized, 5,285,000 shares issued
   and outstanding                                  53,850
  Additional paid-in capital                     2,292,954
  Accumulated Deficit                           (1,808,684)
  Accumulated other comprehensive income               816
                                                ----------
      Total stockholders' equity                   538,936

TOTAL                                           $  865,439
                                                ==========

See accompanying notes to consolidated financial statements

                     CACHESTREAM CORPORATION AND SUBSIDIARIES
                           (A Development Stage Company)
                       CONSOLIDATED STATEMENT OF OPERATIONS
             for the period from December 22, 1999 (Date of Inception)
                               to September 30, 2000

                                               December 22,
                                               1999 to
                                               September 30, 2000
REVENUES                                       $     183,992
                                               -------------

OPERATING EXPENSES:
  Costs of services                                   27,528
  Selling, general and administrative              1,498,143
  Research and development                           334,111
  Depreciation and amortization                      106,679
                                               -------------
      Total operating expenses                    (1,966,461)
                                               -------------

LOSS FROM OPERATIONS                              (1,782,469)

OTHER INCOME (EXPENSE):
  Interest income                                      1,758
  Interest expense                                   (18,995)
                                               -------------

LOSS BEFORE MINORITY INTEREST                     (1,799,706)

MINORITY INTEREST IN EARNINGS OF SUBSIDIARY            8,978
                                               -------------
NET LOSS                                       $  (1,808,684)
                                               =============

BASIC AND DILUTED LOSS PER SHARE-
  Net loss attributable to common stock        $       (0.56)
                                               =============

SHARES USED IN COMPUTATION, BASIC AND DILUTED-
  Weighted average common shares                   3,243,917
                                               =============

See accompanying notes to consolidated financial statements.

                            CACHESTREAM CORPORATION
                         (A Development Stage Company)
                Consolidated Statement of Stockholders' Equity
                     for the period from December 22, 1999
                   (Date of inception) to September 30, 2000


                                                                          Accumulated
                                               Additional                 Other           Total
                           Common Stock        Paid-in      Accumulated   Comprehensive   Stockholders'
                     ----------------------    Capital      Deficit       Income          Equity
                      Shares        Amount
BALANCE,
  DECEMBER 22, 1999
(Date of inception)

Issuance of common
 stock to founders       225,000    $   2,250                                             $     2,250

Issuance of common
 stock for cash        2,460,000       24,600  $  2,075,400                                 2,100,000

Issuance of common
 stock for
 contributed
 company               2,400,000       24,000        19,554                                    43,554

Issuance of common
 stock for
 business
 acquisition             300,000        3,000       198,000                                   201,000

Net loss                                                    $(1,808,684)                   (1,808,684)

Foreign currency
 translation
 adjustment                                                              $816                     816
                                                                                           ----------
Comprehensive loss     ---------     --------       ------- -----------  -----             (1,807,868)

BALANCE,
 SEPTEMBER 30, 2000     5,385,000     $53,850    $2,292,954 $(1,808,684) $816             $   538,936
                       ==========    ========    ========== ===========  ====             ===========

See accompanying notes to consolidated financial statements

                      CACHESTREAM CORPORATION AND SUBSIDIARIES
                            (A Development Stage Company)
                       Consolidated Statements of Cash Flows
                       for the period from December 22, 1999
                     (Date of inception) to September 30, 2000

                                                       December 22, 1999
                                                       to September 30, 2000
OPERATING ACTIVITIES:
 Net loss                                              $  (1,808,684)
 Adjustments to reconcile net loss
  to net cash used in operating activities:
    Depreciation and amortization                            106,679
    Minority interest in earnings of subsidiary                8,978
    Net change in operating assets and liabilities:
      Accounts receivable                                   (106,991)
      Prepaid expenses and other current assets              (25,584)
      Accounts payable                                       106,598
      Accrued liabilities                                    106,087
      Other current liabilities                                1,268
                                                       -------------
          Net cash used in operating activities           (1,611,649)
                                                       -------------

INVESTING ACTIVITIES:
  Payments for purchase of property and equipment           (106,668)
  Payment for business acquisition                          (138,200)
                                                       -------------
          Net cash used in investing activities:            (244,868)
                                                       -------------
FINANCING ACTIVITIES- Proceeds received from issuance
 of common stock                                           2,102,250
                                                       -------------
NET INCREASE IN CASH AND CASH EQUIVALENTS                    245,733

CASH AND CASH EQUIVALENTS,
 BEGINNING OF PERIOD                                               0
                                                       -------------
CASH AND CASH EQUIVALENTS END OF PERIOD                $     245,733
                                                       =============

See accompanying notes to consolidated financial statements.

CACHESTREAM CORPORATION AND SUBSIDIARIES
(A Development Stage Company)


                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                       FOR THE PERIOD FROM DECEMBER 22, 1999
                     (DATE OF INCEPTION) TO SEPTEMBER 30, 2000


1. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION AND BASIS OF PRESENTATION - CacheStream Corporation and Subsidiaries (a development stage company) (collectively, the "Company" or "CacheStream") was incorporated in Colorado on December 22, 1999. The Company is developing multicasting software that will provide for the intelligent delivery and management of high bandwidth audio, video and internet portal content for personal and business networks. Multicasting allows companies to broadcast audio, video, and internet portal content directly to numerous designated destinations.

     The Company is considered to be in the development stage because it has devoted substantially all of its efforts since inception to establishing its business and developing its products. The Company has an accumulated deficit of $1,808,684 as of September 30, 2000. Successful completion of the Company's development program and, ultimately, the attainment of profitable operations are dependent upon future events, including obtaining adequate financing to fulfill its development activities and achieving a level of sales adequate to support the Company's cost structure.

     Management believes that cash on hand and existing funding sources will be sufficient to meet the Company's minimum obligations through September 30, 2001. The Company has entered into a $1,800,000 financing arrangement and plan of merger ("Agreement") with e/Com Corporation, a Nevada Corporation (see Note 8). The Company received $450,000 in exchange for a promissory note under this Agreement on January 4, 2001. The note accrues interest at 12% per annum, is convertible into the Company's common stock at $1.67 per share (subject to adjustment per the Agreement) at the effective date of the merger or is due January 4, 2002 in the event that the merger terminates. The remaining $1,350,000 of available funds has been placed in escrow and is to be drawn down based on specified dates per the Agreement with corresponding conversion features upon the effective date of the merger or one year subsequent to draw in the event that the merger terminates.

     USE OF ESTIMATES - The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of expenses during the reporting period. Such estimates include the recoverability of intangible assets. Actual results could differ from these estimates.

     PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include domestic and foreign subsidiaries that are more than 50% owned and controlled. Intercompany accounts and transactions are eliminated. Minority interests represent an outside shareholder's 15% ownership of the common stock of DataCast Communications, Inc. (see Note 2).

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid investments purchased with an original maturity of three months or less to be equivalent to cash.

     PROPERTY AND EQUIPMENT - Property and equipment are recorded at cost. The Company provides for depreciation using the straight-line method over the estimated useful lives of the assets, ranging from three to five years. Maintenance and repairs are expensed as incurred.

     CAPITALIZED SOFTWARE COSTS - The Company capitalizes software development costs in accordance with Statement of Financial Accounting Standards ("SFAS") No. 86, "ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE TO
     BE SOLD, LEASED OR OTHERWISE MARKETED." The Company capitalizes software development costs subsequent to the establishment of "technological feasibility" and until the product is available for general release. Costs incurred prior to the establishment of technological feasibility are charged to product development expense. Development costs associated with product enhancements that extend the original product's life or significantly improve the original product's marketability are also capitalized once technological feasibility has been established. The Company has not capitalized any software development costs as of September 30, 2000 because no product has achieved technological feasibility.
     The Company accounts for costs of internal use software in accordance with provisions of the American Institute of Certified
     Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "ACCOUNTING for THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED
     FOR INTERNAL USE." This standard requires companies to capitalize qualifying computer software costs, which are principally incurred during the application development stage, and amortize them over the software's estimated useful life of two years. The Company has not capitalized any costs under SOP 98-1 as of September 30, 2000.

     INTANGIBLE ASSETS - Intellectual property arising from business acquisitions is amortized on a straight line basis over the estimated period of benefit of three years.

     IMPAIRMENT OF LONG-LIVED ASSETS - The Company reviews long-lived assets, including intangible assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is determined based on future net cash flows from the use and ultimate disposition of the asset. Impairment loss is calculated as the difference between the carrying amount of the asset and its fair value. Management does not believe current events or circumstances indicate that its long-lived assets are impaired as of September 30, 2000.

     STOCK-BASED COMPENSATION - The Company accounts for its stock-based awards to employees, officers and directors using the intrinsic value method in accordance with Accounting Principles Board ("APB") Opinion No. 25, "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES" and its

       5-7

     related interpretations and has adopted the disclosures-only provisions of SFAS No. 123, "ACCOUNTING FOR STOCK-BASED
     COMPENSATION." The Company accounts for stock-based awards to non-employees using a fair value method in accordance with SFAS No. 123. INCOME TAXES - Deferred income tax assets and liabilities are computed annually for temporary differences between the financial statement basis and the income tax basis of assets and liabilities that will result in taxable or deductible amounts in the future. Deferred income tax asset and liability computations are based on enacted tax laws and rates applicable to the years in which the differences are expected to affect taxable income. A valuation allowance is established when necessary to reduce deferred income tax assets to the amounts expected to be realized.

     REVENUE RECOGNITION - The Company recognizes revenue upon delivery of the program to the customer or as services are rendered.

     RESEARCH AND DEVELOPMENT - Research and development costs are charged to expense as incurred.

     EMPLOYEE BENEFIT PLAN - The Company has a defined contribution benefit plan (the "401(k) Plan") which permits participants to make contributions by salary reductions pursuant to Section 401(k) of the Internal Revenue Code. All full time employees are generally eligible to participate in the 401(k) Plan upon attaining 21 years of age. Participating employees can contribute from 1% - 15% of their gross salary, not to exceed amounts allowed by law. The
     401(k) Plan provides for discretionary matching contributions by the Company upon realization of Company profits. The Company made no matching contributions for the period from December 22, 1999 (date of inception) to September 30, 2000.

     FOREIGN CURRENCY TRANSLATION - The Company's primary functional currency is the U.S. dollar. Financial statements of the Company's foreign subsidiary are translated into U.S. dollars at current rates, except that revenues, costs and expenses are translated at average current rates during each reporting period. Net exchange gains or losses resulting from the translation of foreign financial statements and the effect of exchange rate changes on intercompany transactions of a long term investment nature are accumulated and credited or charged directly to a separate component of accumulated comprehensive income or loss and are reflected in stockholders' equity.

     SEGMENT REPORTING - For the period presented, the Company operated in a single reportable segment.

     LOSS PER COMMON SHARE - Basic loss per common share excludes dilution and is computed by dividing loss applicable to common stockholders by the weighted average number of common stock outstanding. Diluted loss per common share reflects the potential dilution that could occur if securities or other contracts to issue common stock (common stock options) were exercised, unless their effect would be antidilutive. Common equivalent shares of 1,062,423 attributable to common stock options were antidilutive for the period from December 22, 1999 (date of inception) to September 30, 2000, and therefore were not assumed to be exercised for purposes of computing diluted earnings per share computations.

     NEW ACCOUNTING PRONOUNCEMENT - In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES." SFAS No. 133 establishes accounting and reporting standards requiring that all derivative instruments (including certain derivative instruments embedded in other contracts) be recorded in the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. The accounting provisions for qualifying hedges allow gains and losses recognized related to a hedged item in the income statement to be offset by the related derivative's gains and losses, and requires the Company to formally document, designate, and assess the effectiveness of transactions that qualify for hedge accounting.
     The Company adopted SFAS No. 133, as amended, on October 1, 2000.
     The adoption of SFAS No. 133 on October 1, 2000 did not result in a transition adjustment to the financial statements.

2. BUSINESS COMBINATIONS

     In February 2000, the Company acquired 85% of the outstanding common stock of DataCast Communications, Inc. ("DataCast"), a broadband software technology company with operations in Ottawa, Canada. The purchase price paid, totaling $339,200, was comprised of cash of $138,200, and 300,000 shares of the Company's common stock valued at $201,000. The acquisition has been accounted for using the purchase method of accounting and the Company has included the results of DataCast's operations in its consolidated results of operations from the acquisition date.

     The aggregate purchase price has been allocated to the assets and liabilities acquired based on their fair value. The fair value of assets acquired amounted to $80,190 and liabilities assumed were $103,572, including estimated acquisition costs. The total consideration in excess of net assets acquired amounted to $362,582, which has been allocated to intellectual property. The proforma results for the period from December 22, 1999 (date of inception) to September 30, 2000, assuming the acquisition had been made at the December 22, 1999 (date of inception) would not be materially different from reported results.

3. PROPERTY AND EQUIPMENT

     Property and equipment at September 30, 2000 consisted of the following:

       Computer equipment and software               $  136,661
       Office equipment, furniture and fixtures          26,956
                                                     ----------
                                                        163,617
        Less accumulated depreciation                   (26,105)
                                                     ----------
           Property and equipment, net               $  137,512
                                                     ==========

4. STOCKHOLDERS' EQUITY

     INITIAL CAPITALIZATION - The Company was initially capitalized through the issuance of 225,000 founders shares of common stock for $2,250 and a joint venture between two companies, Q6 Technologies, a Colorado corporation, ("Q6"), and IBTech PTE. LTD. ("IBTech") a Malaysian corporation. Pursuant to the Joint Venture Agreement dated January 15, 2000, IBTech contributed its Malaysian subsidiary, IBTech Malaysia, in exchange for 2,400,000 shares of common stock of the Company. Q6 contributed $1,000,000 for 1,500,000 shares of common stock of the Company, an option to purchase 900,000 shares of common stock of the Company for $1,000,000 and an option to purchase an additional 600,000 shares of common stock of the Company for an additional $1,000,000. In June 2000, Q6 exercised the option to purchase 900,000 shares of common stock for $1,000,000. The contributions above were accounted for in accordance with joint venture accounting, accordingly, the assets and liabilities of IBTech Malaysia were recorded by the Company at their net book value. The net book value of the assets of IBTech Malaysia at January 15, 2000, was $43,554.

5. STOCK OPTION PLAN

     The Company adopted a stock option plan (the "Plan") for key employees, officers, directors and consultants of the Company and has reserved 2,500,000 shares of its common stock for issuance under the Plan.
     The granting of options under the Plan is at the discretion of the Board of Directors. Options granted under the Plan vest based on schedules as determined by the Board of Directors upon grant, primarily over a period of three years, and expire 10 years after grant.
     Stock option activity for the period from December 22, 1999 (date of inception) to September 30, 2000 is as follows:

                                                       Weighted average
                                        Number of      Exercise
                                        Shares         Price
Granted                                 1,779,000      $  1.00
                                        ---------      -------
Balance, September 30, 2000 (85,000
 exercisable at a weighted average
 price of $1.00 per share)              1,779,000      $  1.00
                                        =========      =======


     At September 30, 2000, options for 721,000 shares were available under the Plan for future grant.

     Had compensation expense for employee, officer and director stock options granted been determined based upon the fair value of the stock options at the grant date, the Company's net loss of $1,808,684 (basic and diluted loss per share of $0.56) for the period from December 22, 1999 (date of inception) to September 30, 2000, would have been increased by $96,646 ($0.03 per share) to a proforma net loss of $1,905,330 (basic and diluted loss per share of $0.59).

     The weighted average fair value of options granted for the period from December 22, 1999 (date of inception) to September 30, 2000 was $0.16. The fair value of the options granted was estimated on the date of grant using the Black-Scholes option pricing model and the following weighted average assumptions: no dividend yield, expected volatility of 0%, risk-free interest rate of 6.00%, and expected life of three years.

     The following table summarizes information about Plan stock options outstanding and exercisable as of September 30, 2000:

                          Weighted
                          Average      Weighted                  Weighted
                          Remaining    Average                   Average
Exercise     Options      Contractual  Exercise     Options      Exercise
Prices       Outstanding  Life         Price        Exercisable  Price
$  1.00      1,733,000    9.8          $  1.00      85,000       $  1.00
   1.11         46,000    9.9             1.11           -          1.11

6. COMMITMENTS

     The Company leases office space and certain equipment under noncancelable operating lease agreements with terms under one year. Rent expense for the period from December 22, 1999 (date of inception) to September 30, 2000 was $72,584.

7. INCOME TAXES

     The provision for income taxes differs from the expected amount determined by applying the statutory federal tax rate to income before taxes primarily because the Company has recorded a full valuation allowance against its deferred tax assets.

     Deferred tax assets and the valuation allowance at September 30, 2000 consisted of the following:

Deferred tax assets:
  Net operating loss carryforwards                 $  584,148
  Property and equipment                               27,395
                                                   ----------
      Total                                           611,543

  Less:  valuation allowance                         (611,543)
                                                   ----------
      Total                                                 0
                                                   ==========

     At September 30, 2000, the Company has income tax net operating loss carryforwards of approximately $1,718,000 which will begin to expire in 2019. The Company's effective tax rate differs from the expected benefit at the statutory tax rate due to the valuation allowance.

8. SUBSEQUENT EVENTS

     In November 2000, the Company sold 60,000 shares of common stock to Q6 Technologies for $100,000.

     On January 4, 2001, the Company entered into an Agreement with e-Com Corporation ("e-Com"), a Nevada Corporation by which e-Com will acquire all of the outstanding common stock and any options, warrants or other rights to purchase equity interests in the Company. Upon consummation of the above transaction, CacheStream will be the surviving party, and the Company's shareholders will own 83% of the new entity. This transaction will be accounted for as a reverse acquisition with the Company being treated as the acquiror for accounting purposes. The existing Board of Directors of the Company will be nominated to replace and serve on the Board of Directors of e-Com. The pre-merger e-Com shareholders will be entitled to one of the seven seats on the post merger e-Com Board of Directors.

                             CACHESTREAM CORPORATION
                                  BALANCE SHEET
                                  MARCH 31, 2001

                    ASSETS
Current Assets
  Checking Accounts                     $43,527
Other Current Assets                     74,507
                                     ----------
Total Current Assets                    118,034
                                     ----------
Fixed Assets
  Computer Equipment(Net)               126,360
  Phone System(Net)                      20,983
                                     ----------
Total Fixed Assets                      147,343
                                     ----------
Other Assets
  Cachestream Servers                     3,889
  DataCast IP                           282,008
                                     ----------
Total Other Assets                      285,897
                                     ----------

TOTAL ASSETS                           $551,273
                                     ==========

LIABILITIES AND EQUITY
   Liabilities
      Current Liabilities              $423,293
      Deferred Payroll                  126,987
      Loans                             461,587
                                     ----------
Total Current Liabilities             1,011,833
                                     ----------
Total Liabilities                     1,011,866
                                     ----------
Equity
    Common Stock                         55,050
    Paid in Capital                   2,491,753
    Beginning Retained Earnings      (1,807,531)
   Net Income/(Loss) Current Year    (1,199,865)
                                     ----------
Total Equity                           (460,593)
                                     ----------
TOTAL LIABILITIES AND EQUITY           $551,273
                                     ==========


                           CACHESTREAM CORPORATION
                               INCOME STATEMENT
                       SIX MONTHS ENDED MARCH 31, 2001

SALES
  Software Sales                       $185,405
Total Income                            185,405
General and Administrative Expenses
  Consulting and Contract Labor         103,507
  Conventions                             3,570
  Depreciation Expense                   20,850
  Dues and Subscriptions                    399
  Equipment                               2,090
  Group Insurance                        41,833
  ISP Phone Service                      34,925
  Living Expenses                        10,014
  Management Services                    15,000
  Office Expenses                        46,036
  Payroll Processing                      5,251
  Payroll Taxes                          78,832
  Professional Fees                     116,615
  Relocation                              2,079
  Rent                                   81,702
  Salaries                              684,610
  Travel & Entertainment                137,879
Total Expenses                        1,385,269
Net Income/(Loss)                   $(1,199,865)

                               CACHESTREAM
                 MANAGEMENT'S DISCUSSION AND ANALYSIS OF
              FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the Financial Statements and related notes thereto.

PLAN OF OPERATION

CACHESTREAM does not currently have any external sources of working capital. CACHESTREAM's Management has not entered into any commitments for significant capital expenditures. Furthermore, there are no plans to hire additional employees unless Management is successful in securing a substantial capital infusion.

On June 27,2001 CACHESTREAM entered into the Agreement with Providence (the "Transaction"). This Transaction is structured as a Merger whereby the existing shareholders of CACHESTREAM will obtain control of Providence. Upon completion of this Transaction, there can be no Assurance that the combined companies will have sufficient funds to Undertake any significant development, marketing and operating activities. Accordingly, the combined companies will be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, operations, sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the CACHESTREAM business is provided in ITEM 14.

LIQUIDITY AND CAPITAL RESOURCES

The Company will carry out its plan of business as discussed below.

RESULTS OF OPERATIONS

During the period from November 24, 1999 (inception) through March 31, 2001, the Company has engaged in development, early stage sales operations, acquisition of capital and preparation for reporting as a registrant under Section 12 of the Securities Exchange Act of 1934, as amended. $369,938 in revenues was received by the Company during this period.

NEED FOR ADDITIONAL FINANCING

The Company believes that its sources of capital, including existing funds and/or financial transactions in progress, will be sufficient to meet the Company's cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934, as amended, for a period of approximately one year.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") issued by the Financial Accounting Standards Board ("FASB"), under which deferred tax assets and liabilities are provided on differences between the carrying amounts for financial reporting and the tax basis of assets and liabilities for income tax purposes using the enacted tax rates. Under SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized; if on the weight of available evidence, it is more likely than not that some portion or the entire deferred tax asset will not be realized.

RECENT ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15,1995. The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured.

The Company does not expect adoption to have a material effect on its financial position or results of operations. Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS 123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.


FORWARD LOOKING STATEMENTS

This Management's Discussion and Analysis of Financial Condition and Results of Operations includes a number of forward-looking statements that reflect Management's current views with respect to future events and financial performance. Those statements include statements regarding the intent, belief or current expectations of CACHESTREAM and members of its management team as well as the assumptions on which such statements are based.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. The Company believes that its assumptions are based upon reasonable data derived from and known about its business and operations and the business and operations of CACHESTREAM. No assurances are made that actual results of operations or the results of CACHESTREAM'S future activities will not differ materially from its assumptions.

ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

The Agreement was executed on June 27, 2001, by and among Providence and CACHESTREAM, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the transaction contemplated therein. Providence is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Blvd., Colorado Springs, Colorado 80906, with its principal executive office at 56 Pine Street, and with a phone number of (401) 272-5800; CACHESTREAM is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office located in the city of Denver, State of Colorado, with its principal executive office at 3500 Parkway Lane, Suite 280, Norcross, Georgia 30092, and with a phone number of (770) 325-6400.

The respective Boards of Providence and the Board of Directors of CACHESTREAM deemed it desirable and in the best interests of their respective corporations, for CACHESTREAM to merge into Providence for up to 13,360,790 shares of the common stock of Providence and have proposed, declared advisable and approved such Merger (the "Merger") pursuant to the Agreement. The Agreement has been duly approved by the Boards of Providence and by the Board of Directors and shareholders of CACHESTREAM.

A shareholders' meeting is being called by Providence for the purposes of approving the Merger prior to closing.

The Merger shall become effective on the "Effective Date", such date being the date upon which Articles of Merger are filed with the Secretary of State of Colorado. The "Closing Date" will be after the date the Agreement is approved by the shareholders of Providence.

The Merger is intended to qualify as an I.R.C. 368(a) tax-free reorganization.

No federal or state regulatory requirements must be complied with or approval must be obtained in connection with the merger.

EFFECT OF  MERGER

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of Providence shall continue unaffected and unimpaired by the Merger except that Providence shall change its name to CacheStream Corporation.

The laws of Colorado shall continue to govern Providence. On and after the Effective Date, the articles of incorporation of Providence shall be the articles of incorporation of Providence until further amended in the manner provided by law and in such articles of incorporation (the "Articles"). On the Effective Date, the bylaws of Providence shall be the bylaws of Providence (the "Bylaws") until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Bylaws.

CONVERSION OF CACHESTREAM'S STOCK AND OTHER SECURITIES

CACHESTREAM shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares, options and warrants to Providence on the Effective Date . In exchange for receipt of one hundred percent (100%) of CACHESTREAM shares, options and warrants, Providence, on the terms and subject to the conditions herein set forth, shall issue and deliver to CACHESTREAM shareholders:

     On the Closing Date, up to 13,360,790 Common Shares, no par value ("Providence Common Stock"), of Providence, on a share-for-share basis, registered in the name of each CACHESTREAM shareholder or its nominee.

--Providence Common Stock

     None of the currently issued and outstanding shares of Providence Common Stock, no par value, issued and outstanding at the effective time of the Merger shall be converted as a result of the Merger;

--Fractional Interests

     No fractional shares of preferred or common stock of Providence or certificate or scrip representing the same shall be issued. In lieu thereof each holder of CACHESTREAM shares having a fractional interest arising upon such conversion will be rounded up into one full additional share of common stock of Providence;

--Status of Common Stock

     All shares of common stock of Providence into which CACHESTREAM shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Providence Common Stock;


INVESTMENT REPRESENTATION LETTER

At the Closing, each of the CACHESTREAM shareholders shall execute and deliver to CACHESTREAM an investment representation letter statement in such form as may be reasonably requested by counsel.

CACHESTREAM CORPORATION-

DESCRIPTION OF THE BUSINESS

OVERVIEW

Founded in 1999, CACHESTREAM'S primary business involves providing software based service solutions to media companies, which enables them to make money from broadband streaming video. CACHESTREAM has developed a solution for transforming the broadband Internet into a cost-effective video distribution medium for content providers of all sizes.

Currently, video content providers lose money when providing free streaming video to broadband Internet consumers. Banner advertising revenue pays for only a small fraction of the cost to stream free broadband video content. Retailing TV quality broadband video over the Internet has not yet been accomplished on a mass-market scale. This leaves media companies around the globe looking for a profitable business model for broadband streaming video.

Content providers are often confused by the huge array of competing or non-integrated "point solutions" offered by an ever-growing number of hardware, hosting, applications and software vendors. CACHESTREAM believes that these content providers are searching for a single, integrated, solution with a low cost point of entry.

It is our belief that ChannelDancer{TM} is this single, integrated, solution. CACHESTREAM believes that ChannelDancer enables the distribution of premium streaming video with positive operating margins.

ChannelDancer is a software-based service, that enables video content providers to profitably sell secure, premium, full-screen, TV quality video to any broadband Internet consumer worldwide.

           CACHESTREAM ENTERPRISE SOFTWARE LICENSING PRODUCTS

CacheStream also licenses high performance file and stream distribution and management software for CDN and Enterprise applications such as corporate communications, data distribution, distance learning, corporate training, video distribution and more. These software products are marketed through reseller and OEM partnerships.

LEGAL PROCEEDINGS

No material legal proceedings, to which the Company or CACHESTREAM is a party or to which the property of the Company or CACHESTREAM is subject, are pending or are known by the Company or CACHESTREAM to be contemplated. Also, neither the Company or CACHESTREAM is aware of any legal proceedings in which any director, officer, affiliate of the Company or CACHESTREAM or any owner of record or beneficial owner of more than five percent of any class of voting securities of the Company or CACHESTREAM, or the incoming directors, incoming executive officers, or any associate of any such director, officer, affiliate of the Company or CACHESTREAM, incoming director, incoming executive officer or security holder is a party adverse to the Company or CACHESTREAM or any of their subsidiaries or has a material interest adverse to the Company or CACHESTREAM or any of their subsidiaries.


ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.


ITEM 16. RESTATEMENT OF ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM 17. ACTION WITH RESPECT TO REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.

ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of shareholders.


ITEM 19. AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

Action will be taken by the Company with respect to the Merger pursuant to which the name of the Company will be changed from "Providence
Capital IX, Inc." to "CacheStream Corporation".


ITEM 20. OTHER PROPOSED ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.


ITEM 21. VOTING PROCEDURES

The Board of Directors has fixed June 22, 2001 as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 1,500,000 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the proposals.

The directors, officers and affiliates of the Company as a group own or May be deemed to control 1,250,000 shares of Common Stock constituting eighty-three percent (83%) of the outstanding shares of Voting Shares. Each of the directors, nominated directors and officers has indicated his intent to vote all shares of Voting Shares owned by him in favor of each item set forth herein.

ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable


              THIS INFORMATION STATEMENT IS PROVIDED TO YOU
                     FOR INFORMATION PURPOSES ONLY.

              NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.